UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, Illinois 60661
(Address of principal executive offices) (Zip Code)

(866) (374-2678)
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On January 30, 2024, Adtalem Global Education Inc. (“Adtalem”) issued a press release announcing its second quarter fiscal 2024 academic, operating and financial results.  The press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Adtalem under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events

The following risk factor is provided to update and supplement the risk factors of Adtalem previously disclosed under the heading “Risk Factors” in Adtalem’s Annual Report on Form 10-K for the year ended June 30, 2023 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

We are currently, and may in the future be, subject to short selling strategies that may drive down the market price of our common stock.

Short sellers are currently and may attempt in the future to drive down the market price of our common stock. Short selling is the practice of selling securities that the seller does not own but may have borrowed with the intention of buying identical securities back at a later date. The short seller hopes to profit from a decline in the value of the securities between the time the securities are borrowed and the time they are replaced. As it is in the short seller’s best interests for the price of the stock to decline, many short sellers publish negative opinions regarding the relevant issuer and its business prospects to create negative market momentum.

On January 30, 2024, a short seller report was published about us, which contained certain allegations against us. The publication of the short seller report adversely affected our share price, and may result in the diversion of the attention of our Board and management and disrupt our operations. The allegations contained in the report, even if untrue, could result in legal proceedings such as shareholder suits and regulatory investigations, which could be costly and time-consuming and could adversely affect our business and results of operations.

Forward-Looking Statements

Certain statements contained in this Form 8-K and related press release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, which includes statements regarding Adtalem’s future growth.  Forward-looking statements can also be identified by words such as “future,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “may,” “will,” “would,” “could,” “can,” “continue,” “preliminary,” “range,” and similar terms. These forward-looking statements are subject to risk and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risk factors described in Item 1A. “Risk Factors” of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC), as supplemented by the risk factor included in this Form 8-K, and our other filings with the SEC.

These forward-looking statements are based on information as of January 30, 2024, and Adtalem assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized, except as required by law.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release of Adtalem Global Education Inc., dated January 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Robert J. Phelan
Robert J. Phelan
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Date: January 30, 2024